UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2022

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the 2022 Annual Meeting of Stockholders of Ondas Holdings Inc. (the “Company”) held on December 19, 2022 (the “Annual Meeting”). Each stockholder of the Company’s common stock was entitled to one vote on each matter properly presented at the Annual Meeting for each share of common stock owned by that stockholder on the record date.

Proposal 1 – a proposal to elect seven directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Eric A. Brock	19,985,255	720,454	9,916,869
Derek Reisfield	19,686,313	1,019,396	9,916,869
Thomas V. Bushey	19,684,041	1,021,668	9,916,869
Richard M. Cohen	18,920,987	1,784,722	9,916,869
Randall P. Seidl	20,240,064	465,645	9,916,869
Richard H. Silverman	20,227,123	478,586	9,916,869
Jaspreet Sood	20,138,659	567,050	9,916,869

Proposal 2 – a proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain	Broker Non-Vote
30,147,835	248,299	226,444	N/A

Proposal 3 – a proposal to obtain advisory approval of the Company’s executive compensation.

Votes For	Votes Against	Abstain	Broker Non-Vote
20,041,827	525,317	138,565	9,916,869

Proposal 4 – a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock issuable by the Company pursuant to the Notes (as described in the definitive proxy statement filed with the Securities and Exchange Commission on November 23, 2022).

Votes For	Votes Against	Abstain	Broker Non-Vote
20,133,987	553,789	17,933	9,916,869

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2022	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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